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   PROVISIONS RELATING TO REDEMPTION AND PROHIBITION OF TRANSFER OF SHARES

     Subsequent to the Trust first becoming qualified for certain tax benefits under the Internal Revenue Code, if necessary to effect compliance by the Trust with certain requirements of the Internal Revenue Code, the Shares represented by this Certificate are subject to redemption by the vote of two-thirds (2/3) of the Trustees of the Trust and the transfer thereof may be prohibited upon the terms and conditions set forth in the Declaration of Trust. The Trust will furnish a copy of such terms and conditions to the registered holder of this Certificate upon request and without charge.
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| Shares |
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                            New Plan Realty Trust

      A BUSINESS TRUST ORGANIZED UNDER THE LAWS OF THE COMMONWEALTH OF
                                MASSACHUSETTS

     Certificate for Shares
     of Beneficial Interest.
                                                       This Certificate is
     CUSIP 648059 10 3                                 transferable in
     SEE REVERSE FOR CERTAIN DEFINITIONS               Boston, Massachusetts
                                                       and in
                                                       New York, New York
     Fully paid and non-assessable shares
     of beneficial interest of no par value.

This Certifies that

is the Owner of

New Plan Realty Trust is established as a Massachusetts business trust (hereinafter called the "Trust") under a Declaration of Trust made July 31, 1972, as amended from time to time. The holder and every transferee or assignee of this Certificate or of the Shares represented hereby or any interest therein accepts and agrees to be bound by the provisions of such Declaration of Trust and all amendments thereto (copies of which are filed with the Secretary of the Commonwealth of Massachusetts and recorded in the office of the City Clerk, City of Boston, Suffolk County, Commonwealth of Massachusetts) and such By-Laws of the Trust as may from time to time be adopted by the Trustees (copies of which will be on file at the principal office of the Trust), all of which provisions are hereby incorporated by reference as fully as if set forth herein in their entirety. The Declaration of Trust provides that obligations thereunder are not personally binding upon the Trustees, and that no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to the private property of any Trustee, shareholder, officer, employee or agent of the Trust. This Certificate and the Shares represented hereby are transferable on the books of the Trust by the registered holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is issued by the Trustees of New Plan Realty Trust, acting not individually but as such Trustees, and is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the seal of the Trust and the signatures of its duly authorized officers.
                                        Countersigned and Registered:
Dated:                                  The First National Bank of Boston

                                        Transfer Agent and Registrar
                                        by
Treasurer   Chief Executive Officer     Authorized Signature

                            NEW PLAN REALTY TRUST

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -         as tenants in common

TEN ENT   -         as tenants by the entireties


JT TEN    -         as joint tenants with right
                    of survivorship and not as
                    tenants in common

UNIF GIFT MIN ACT - ...........Custodian...........
                         (Cust)         (Minor)
                         under Uniform Gifts to Minors

 Act...............................................
                         (State)

   Additional abbreviations may also be used though not in the above list.



     For Value received, __________________ hereby sell, assign and transfer unto _______________________________________________________________________
Please Insert Social Security or
Other Identifying Number of Assignee
____________________________________________________________________________

____________________________________________________________________________

          (Please Print or Typewrite Name and Address of Assignee)
____________________________________________________________________________

____________________________________________________________________________


_____________________ Shares of Beneficial Interest represented by the within certificate and do hereby irrevocably constitute and appoint _________________ Attorney to transfer the same on the books of the within-named Trust with full power of substitution in the premises.

Dated, ________________

     (SIGN HERE)
                    _________________________________________________________
                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.